CONSULTING AGREEMENT

Made this 23rd day of April, 2005.

B E T W E E N :

1476246 ONTARIO LIMITED
a corporation incorporated under the laws of the Province of Ontario
(hereinafter referred to as the “Customer”)

- and -

DOMINIC DICARLO
(hereinafter referred to as the “Contractor”)

THE CONTRACTOR hereby agrees to provide the Customer with professional services and mechanical advice and consultation on an as needed basis as requested by the Customer and has agreed to make itself available for the purposes of providing such advice.

THE CUSTOMER hereby agrees to pay the monthly amount of Three Thousand Dollars ($3,000.00) commencing on May 1st, 2005 and for each and every month thereafter that such services are provided.

THE CUSTOMER may terminate this contract upon thirty (30) days written notice.

Consulting Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement.

1476246 ONTARIO LIMITED

Per: /s/ Barry Lamperd______________

Name:	Barry Lamperd
Title:	President

Per: /s/ Dominic DiCarlo_____________

Name:	Dominic DiCarlo
Title:	Vice President

We have authority to bind the Corporation

Witness:		)
)
)
/s/ D’Arcy D.W. Bell__________		)	/s/ Dominic DiCarlo_______________
		)	Dominic DiCarlo (Contractor)
Name:	D’Arcy D. W. Bell	)
)